Exhibit 99.1


                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re:                                 )            Chapter 11
                                       )
DELTA MILLS, INC., et al.,(1)          )            Case No.  06-11144 (CSS)
                   -- ---              )
                                       )
                     Debtors.          )            Jointly Administered
                                       )
_______________________________________)            RE:  D.I. 15, 28, 89

           ORDER (A) APPROVING DEBTORS' STALKING HORSE SELECTION; (B)
              APPROVING BREAKUP FEE; (C) APPROVING FORM AND MANNER
                 OF NOTICE; (D) SCHEDULING A HEARING TO CONSIDER
                   THE SALE OF CERTAIN OF THE DEBTORS' ASSETS;
                         AND (E) GRANTING RELATED RELIEF
                         -------------------------------

     This matter came before the Court for hearing on November 30, 2006 (the "Second Designation Hearing"), upon the Debtors' Motion for Order under 11 U.S.C. ss.ss. 105(a), 363, 365 and 1146 and Federal Rules of Bankruptcy Procedure 2002, 6004, 6006 and 9014 (a) Approving (i) Initial Bidding Procedures, (ii) Overbidding Procedures, (iii) Auction Procedures, (b) Approving Notice Procedures for (i) the Solicitation of Bids, (ii) an Auction and (iii) the Assumption and Assignment of Contracts and Leases; (c) Scheduling Hearings on Approval of (i) Bid Protections for a Stalking Horse Bidder, (ii) a Sale or Sales of Substantially All of Debtors' Assets and (iii) Miscellaneous Asset Sales and (d) Granting Related Relief (D.I. 15) (the "Motion"),(2) filed on October 13, 2006 (the "Petition Date"), by Delta Mills, Inc. ("Delta Mills") and Delta Mills Marketing, Inc. ("Marketing") with the consent and approval of Delta Woodside Industries, Inc. ("DLWI"), debtors and debtors-in-possession in the above-captioned cases (collectively, the "Debtors"); and upon the Declaration of William H. Hardman, Jr., in Support of First Day Relief (D.I. 3) (the "Hardman

--------------------
(1) These jointly administered cases are those of the following debtors: Delta Mills, Inc., Delta Woodside Industries, Inc., and Delta Mills Marketing, Inc.

(2) Capitalized terms used, but not defined, herein shall have the meanings ascribed to them in the Motion.

Declaration"); and upon the First Supplemental Declaration of William H. Hardman, Jr., in Support of First Day Relief (D.I. 79) (the "Hardman Supplemental Declaration"); and upon the Declaration of Joseph M. Brower in Support of Entry of the Order under 11 U.S.C. ss.ss. 105(a), 363 and 365 and Federal Rules of Bankruptcy Procedure 2002, 6004, 6006 and 9014 (I) Approving and Authorizing the Debtors to Proceed with an Orderly Run Out of the Debtors' Business; (II) Approving Procedures for the Sale or Sales of All or Substantially All of the Debtors' Fixed Assets; (III) Establishing Procedures for the Sale of Miscellaneous Assets and (IV) Granting Related Relief (D.I. 80) (the "Brower Declaration"); and upon the Declaration of Joseph M. Brower in Support of Allowing a Breakup Fee to the Stalking Horse Bidder (the "Brower Breakup Fee Declaration"), filed on or about December 5, 2006; and the Court having entered the Order Under 11 U.S.C. ss.ss. 105(a), 363, and 365 and Federal Rules of Bankruptcy Procedure 2002, 6004, 6006 and 9014 (I) Approving and Authorizing the Debtors to Proceed With an Orderly Run Out of the Debtors'
Business; (II) Approving Procedures for the Sale or Sales of All or Substantially All of the Debtors' Fixed Assets; (III) Establishing Procedures for the Sale of Miscellaneous Assets and (IV) Granting Related Relief (the "Second Bidding Procedures Order") (D.I. 89) on October 31, 2006, and upon the arguments and representations of counsel and the other pleadings and the entire record in these cases, and for good cause shown; and due and sufficient notice of the Motion and the Second Designation Hearing having been given and no other or further notice need be provided; it is hereby

     FOUND, CONCLUDED AND DECLARED THAT:(3)

     1. Jurisdiction. This Court has jurisdiction over this matter and over the property of the Debtors and their bankruptcy estates pursuant to 28 U.S.C. ss.ss. 157(a) and 1334.

--------------------
(3) Findings of fact shall be construed as conclusions of law and conclusions of law shall be construed as findings of fact when appropriate. See Fed. R. Bankr. P. 7052.

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

     2. This is a core proceeding pursuant to 28 U.S.C. ss. 157(b)(2)(A), (M) and (O).

     3. Notice of the Second Designation Hearing. As evidenced by the affidavits of service previously filed with the Court, good and sufficient notice of the Motion and the relief sought therein and of the Notice of (I) Solicitation of Initial Bids; (II) Initial Bidding Procedures; (III) Initial Bid Deadline; (IV) Second Designation Hearing and (V) Related Relief and Dates (D.I. 96) (the "Second Bid Notice") has been given and no other or further notice is required. A reasonable opportunity to object or be heard regarding the relief requested in the Motion has been afforded to parties in interest. No objection has been filed or otherwise received.

     4. The Asset Purchase Agreements. The Debtors, in consultation with the Committee and GMAC, have selected those certain asset purchase agreements between Greystone Private Equity, LLC, and Schwarz Properties, LLC (collectively, the "Buyer"), and Delta Mills, Inc., (collectively, the "APA") attached hereto as Exhibit A and incorporated herein by reference, as the "Stalking Horse Bid." The Stalking Horse Bid represents the best offer for those certain Fixed Assets included in the APA.

     5. Pursuant to the APA, the Debtors propose to sell, assign and transfer to the Buyer the Assets for Purchase (as defined below) free and clear of all liens, claims, interests, and encumbrances, with the exception of any Assumed Liabilities (as defined below) (collectively, the "Encumbrances"), with such Encumbrances to attach to the proceeds of the Sale. The terms of the Stalking Horse Bid are set forth in the APA attached as Exhibit A hereto and are summarized as follows:(4)

          a. Purchase Price. On the Closing Date, the "Purchase Price" shall be $3,500,000. A $1,125,000 portion of the Purchase Price is attributable to the First Lot (as defined below), and a $2,375,000 portion of the Purchase Price is attributable to the Second Lot (as defined below).

--------------------
(4) This summary of the APA is qualified in its entirety by reference thereto and, in the event of a conflict between this summary and the terms and conditions of the APA, the terms and conditions of the APA shall control.

          b. Assets for Purchase. At the Closing, the Debtors shall sell, assign, transfer, convey and deliver (or cause to be transferred, sold, assigned, conveyed, and delivered) to the Buyer or its designated affiliate(s), and the Buyer or its designated affiliates shall purchase and assume from the Debtors all of the Debtors' right, title, and interest in the "Assets for Purchase," generally described as the Delta 2/3 facility, waste water treatment facility, real estate, and equipment therein (the "First Lot"), and all equipment located at the Beattie facility (the "Second Lot" and, collectively with the First Lot, the "Lots" or the "Assets for Purchase"). The Assets for Purchase are more specifically described in the APA.

          c. Excluded Assets. All Fixed Assets other than the Assets for Purchase will not be purchased by the Buyer under the APA, including, but not limited to, (i) the Pamplico facility and real estate, (ii) the Beattie facility and real estate, and (iii) the Excluded Assets as defined in the APA.

          d. Closing. The closing shall occur at 9:00 a.m. Eastern time on the fifth (5th) business day following the entry of the Sale Order and satisfaction or waiver of the closing conditions set forth of the APA at the offices of Morris, Nichols, Arsht & Tunnell, LLP, 1201 North Market Street, Wilmington, Delaware 19801, or such other place as the parties may agree to in writing.

          e. Assumed Liabilities. As to the real property included in the First Lot, Buyer shall assume certain liabilities more specifically described in the APA.

          f. Representations and Warranties. Representations are made that are customary in a transaction of this type, as more particularly set forth in the APA. The Debtors expressly disclaim any warranty of merchantability or fitness for a particular purpose and make no warranty, express or implied, as to the nature, quality, value, or condition of any asset. All property shall be taken as is, where is.

          g. Transitional Agreements/Post-Closing Matters. The Debtors and the Buyer have agreed that they each will make certain real property and personal property, as applicable, available to one another, either on a rent-free basis or for a certain rent payment as agreed to and set forth in greater detail in the APA.

     6. Solicitation of Initial Bids and Selection of Stalking Horse Bid. Since the entry of the Second Bidding Procedures Order, the Debtors and their professionals have been in contact with twenty-six (26) potential bidders (the "Potential Bidders") for some or all of the Debtors' Fixed Assets. The Debtors informed each of the Potential Bidders of the possibility that one or more bids for some or all of the Debtors' Fixed Assets could result in that bidder's selection as a stalking horse bidder pursuant to the Second Bidding Procedures Order. Further, each of the Potential Bidders was provided with a copy of the Second Bidding Procedures Order, and each Potential Bidder signed, if it had not previously done so, a confidentiality agreement and obtained access to the electronic data room established by the Debtors.

     7. In all, the Debtors had discussions with eight (8) Potential Bidders who were interested in nearly all of the Debtors' Fixed Assets and who the Debtors believe had the capability to submit a comprehensive bid for all or nearly all of the Debtors' Fixed Assets. The Debtors also had discussions with eighteen
(18) Potential Bidders who expressed interest in one or more specific groups of Fixed Assets. Out of these Potential Bidders, the Debtors received written bids prior to the Initial Bidding Deadline of November 21, 2006, from two bidders, the Buyer and Gibbs International, Inc. ("Gibbs"). The Debtors have not received any other written bids from any party; however, prior to the Initial Bidding Deadline, the Debtors, through their professionals, contacted each of the Potential Bidders, and many Potential Bidders expressed interest in submitting Overbids in accordance with the Overbidding Procedures described below.

     8. After receipt of the bids submitted by the Buyer and Gibbs, the Debtors negotiated the terms of the respective bids in accordance with the Second Bidding Procedures Order. After protracted good faith, arms-length negotiations with both the Buyer and Gibbs, the Debtors determined that the bid presented by the Buyer, as amended through further negotiations and as presented in the APA, represented the highest and best offer for the Assets for Purchase, and that it was in the Debtors' best interest to select the Buyer's bid as the Stalking Horse Bid.

     9. The Debtors' Boards of Directors (the "Boards") were presented with information about the bids submitted by the Buyer and Gibbs at a called meeting of the Boards on both November 27 and 29, 2006, and the Boards determined, in their business judgment, that the Buyer's bid represented the highest and best bid for the Assets for Purchase and therefore approved the selection of the APA as the Stalking Horse Bid by resolution dated November 29, 2006.

     10. While the Debtors will only transfer certain of the Fixed Assets in a Sale pursuant to the APA to the Buyer, or pursuant to a Competing APA (as defined in the Overbidding Procedures) to the Successful Bidder, the Debtors continue to intend to sell all or substantially all of the Fixed Assets. The Sale contemplated herein is intended to be one of a series of transactions through which the Debtors will liquidate all or substantially all of their Fixed

Assets as set forth in the Motion, the Hardman Declaration, the Hardman Supplemental Declaration, and the Brower Declaration.

     11. As demonstrated by (a) the testimony and other evidence proffered at the Second Designation Hearing and (b) the representations of counsel made on the record at the Second Designation Hearing, the Debtors have marketed the Debtors' Fixed Assets and conducted their solicitation of bids in compliance with the Second Bidding Procedures Order in a non-collusive, fair and good faith manner. The execution of the APA was the culmination of a process undertaken by the Debtors and their professionals to negotiate a transaction with a bidder who was prepared to pay the highest or otherwise best purchase price to date for the Assets for Purchase in order to maximize the value of the Debtors' estates.

     12. The Debtors and the Boards have discharged their duties as debtors-in-possession with respect to seeking a Sale of their Fixed Assets by marketing the Fixed Assets diligently, in good faith and in a commercially reasonable manner to secure the highest and best offer or offers therefor by, among other things, (a) complying with the Second Bidding Procedures Order, (b) contacting and inviting potential purchasers to meet with management and the Debtors' professionals, and (c) providing potential purchasers with the opportunity to conduct extensive due diligence. In addition, the Debtors delivered the Second Bidding Procedures Order, the Bidding Procedures, and the Sale Notice to each of the entities that had expressed an interest in the Debtors' assets either prior to or after the Petition Date.

     13. Breakup Fee. In addition to the foregoing requirements, the APA and the Overbid Procedures (as described below) provide for certain buyer protections. Pursuant to the APA, the Debtors and the Buyer have agreed to a breakup fee of three percent (3%) of the Purchase Price (the "Breakup Fee") as allocated by the

APA between the First Lot and the Second Lot. In the event that the Buyer is not the Successful Bidder for both Lots or in such other circumstances as more specifically set forth in the APA, the Buyer will be entitled to receive the Breakup Fee or a portion thereof, as set forth in the APA.

     14. The Debtors have demonstrated a sound business justification for authorizing the payment of the Breakup Fee to the Buyer under the circumstances set forth in the Motion and the APA. The Breakup Fee is fair and reasonable.

     15. The Debtors' payment of the Breakup Fee to the Buyer, as set forth in the APA, is (a) an actual and necessary cost and expense of preserving the Debtors' bankruptcy estates, within the meaning of section 503(b) of the Bankruptcy Code, (b) of substantial benefit to the Debtors' estates, (c) reasonable and appropriate, including in regard to the size and nature of the Debtors' Assets for Purchase and their bankruptcy cases and the efforts that have been and will be expended by the Buyer even though the proposed APA is subject to higher and better offers, and (d) necessary to ensure that the Buyer will continue to pursue its proposed acquisition of the Assets for Purchase.

     16. The Breakup Fee was and is a material inducement for, and condition of, the Buyer's entering into the APA. The Buyer is unwilling to commit to hold open its offer to purchase the Assets for Purchase under the terms of the APA unless it is assured of payment of the Breakup Fee as more fully set forth in the APA. Assurance to the Buyer of payment of the Breakup Fee has promoted and will promote more competitive bidding by inducing the Buyer to submit a stalking horse bid that otherwise would not have been made and without which bidding would have been and would continue to be limited. Further, because the Breakup Fee induced the Buyer to submit a bid that will serve as a minimum or floor bid for all of the Assets for Purchase on which other bidders and the Debtors can rely, the Buyer has provided a benefit to the Debtors' bankruptcy estates by increasing the likelihood that the price at which the Assets for Purchase are sold will be the highest and best achievable.

     17. Absent authorization of the payment of the Breakup Fee, the Debtors may lose the opportunity to obtain the highest and best available offer for the Assets for Purchase and the downside protection afforded by the APA. In light of the benefit to the Debtors' estates realized by having a fully negotiated APA, and upon the Brower Breakup Fee Declaration, ample support exists for the approval of the Breakup Fee as contemplated in the APA.

     18. The Breakup Fee is an expense necessary to maximize the value of the Debtors' estates.

     19. Overbidding Procedures. The Overbidding Procedures, as set forth below, are fair, reasonable, and appropriate and are designed to maximize the recovery on the Assets for Purchase.

     20. The "Initial Overbid Amount" shall exceed the Purchase Price by six percent (6%) or shall exceed the portion of the Purchase Price attributable to the relevant Lot by six percent (6%), inclusive of the Breakup Fee, such that the Initial Overbid Amount will be a) $67,500 for the First Lot, b) $142,500.00 for the Second Lot, and c) $210,000.00 for both Lots.

     21. Thereafter, Overbids shall increase by a minimum "Overbid Increment" of $25,000.00 for the First Lot, $25,000.00 for the Second Lot, and $50,000.00 for both Lots.

     22. The Debtors' proposed sale, to either the Buyer or one or more other Successful Bidders, of the Assets for Purchase under section 363 of the
Bankruptcy Code outside the ordinary course of business and prior to the confirmation of a plan of reorganization will best maximize value of the Assets for Purchase and is appropriate under the circumstances of these cases as the Debtors have exercised reasonable judgment based on: (a) the Debtors' demonstrated sound business purposes that justify the sale; (b) the accurate and reasonable notice that has been and will be provided to interested persons; (c) the assurance of a fair price being obtained for the Assets for Purchase based on the Debtor's extensive marketing efforts prior and subsequent to the Petition Date and the notice being provided to parties in interest; and (d) the Debtors' good faith.

     23. GMAC and the Committee consent to the relief requested in the Motion and granted by this Order.

     24. The entry of this Order is in the best interests of the Debtors, their estates, their creditors, and other parties-in-interest; and it is therefore

     ORDERED, ADJUDGED AND DECREED THAT:

     A. The relief requested in the Motion is granted.

     B. All objections to the entry of this Order that have not been withdrawn, waived, resolved, or settled, and all reservations of rights included therein, are hereby denied and overruled on the merits with prejudice.

     C. Except to the extent such relief has already been granted by prior order of this Court, all objections to the relief requested in the Motion (including, without limitation, any objection to the assumption and assignment of any Contract or Lease or the Cure Amount under any Contract or Lease, but excluding any objection to the provision of adequate assurance of future performance under any Contract or Lease pursuant to section 365(b)(1)(C) of the Bankruptcy Code, which can be raised up to and at the Sale Hearing) must: (a) be in writing; (b) be signed by counsel or attested to by the objecting party; (c) be filed with the Clerk of the Bankruptcy Court, 824 Market Street, Wilmington, Delaware 19801 on or before December 8, 2006 at 4:00 p.m. (ET) (the "Objection Deadline"); and
(d) be served so as to be received on or before the Objection Deadline by the following (collectively, the "Objection Notice Parties"):

                    (i) The Debtors. Delta Mills, Inc. and Delta Mills Marketing, Inc., 700 North Woods Drive, Fountain Inn, South Carolina 29644 (Att'n.: William H. Hardman, Jr.);

                    (ii) Bankruptcy  Counsel for the Debtors.  Rayburn  Cooper &
                         Durham, P.A., The Carillon, 227 West Trade Street, Suite 1200, Charlotte, North Carolina 28202 (Att'n.: C. Richard Rayburn, Jr., Esq.) and Morris, Nichols, Arsht & Tunnell, LLP, 1201 North Market Street, P.O. Box 1347, Wilmington, Delaware 19899-1347 (Att'n.: Robert
                         J. Dehney, Esq.);

                    (iii) Counsel  for GMAC.  Otterbourg,  Steindler,  Houston &
                         Rosen, P.C., 230 Park Avenue, New York, New York 10169-0075 (Att'n.: Jonathan N. Helfat, Esq.);

                    (iv) Counsel for the  Committee.  Stroock & Stroock & Lavan,
                         180 Maiden Lane, New York, New York 10038-4982 (Att'n.:
                         Christopher R. Donoho III, Esq.) and Cozen O'Connor, 1201 North Market Street, Suite 1400, Wilmington, Delaware 19801 (Att'n.: Mark E. Felger, Esq.);

                    (iv) Special  Counsel  for  the  Debtors.   Wyche,  Burgess,
                         Freeman & Parham, P.A., 44 East Camperdown Way, Greenville, South Carolina 29601 (Att'n.: Eric B. Amstutz, Esq.);

                    (v) Proposed Financial Advisors to the Debtors. FTI Consulting, Inc., 401 North Tryon Street, Suite 1000, 10th Floor, Charlotte, North Carolina 28202 (Att'n.:
                         William J. Nolan); and

                    (vi) Proposed  Investment  Banker  for  the  Debtors.  Soles
                         Brower Smith & Co., First Union tower, Suite 925, 300 North Greene Street, Greensboro, North Carolina 27401-2167 (Att'n.: Joseph M. Brower).

The foregoing requirements are collectively referred to herein as the "General Objection Procedures." Only those objections made in compliance with the General Objection Procedures will be considered by the Court at the Sale Hearing. The failure of any objecting person or entity to file its objections by the Objection Deadline and in accordance with the General Objection Procedures will be a bar to the assertion, at the Sale Hearing or thereafter, of any objection.

     D. The Debtors' selection of the APA as the "Stalking Horse Bid" is hereby approved.

     E.  The   Overbidding   Procedures,   attached  hereto  as  Exhibit  B  and
incorporated by reference herein, are hereby approved and shall apply with respect to the Sale.

     F. The Breakup Fee is hereby approved.

     G. Subject to the conditions and limitations set forth in the APA, in the event that the Buyer is not the Successful Bidder for all of the Assets for Purchase or in such other circumstances as more specifically set forth in the APA, the Debtors shall pay the Breakup Fee, or a portion thereof, to the Buyer pursuant to the terms and conditions set forth in the APA.

     H. The Debtors' obligation to pay the Breakup Fee shall constitute an administrative expense claim in these cases under sections 503(b) and 507(a)(1) of the Bankruptcy Code and shall be payable in accordance with the terms of the APA without further order of this Court.

     I. Not later than two (2) business days after the entry of this Order, the Debtors will cause the Stalking Horse Notice, in substantially the form attached hereto as Exhibit C to be served upon: (a) the Service Parties, (b) the Initial Bidders, (c) each party having expressed a bona fide interest in acquiring the Assets for Purchase, and (d) parties, if any, who have filed an objection to the Motion.

     J. The Stalking Horse Notice, in substantially the form attached hereto as Exhibit C, is approved in all respects.

     K. A Qualified Bidder that desires to make a bid shall deliver written copies of its bid to:

                    (i) William H. Hardman, Jr., Delta Mills, Inc., and Delta Mills Marketing, Inc., at bill.hardman@deltamills.com;


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


                    (ii) C. Richard Rayburn, Jr., Esq., Rayburn Cooper & Durham,
                         P.A., at rrayburn@rcdlaw.net;

                    (iii) Robert  J.  Dehney,  Esq.,  Morris,  Nichols,  Arsht &
                         Tunnell, LLP, at rdehney@mnat.com;

                    (iv) Jonathan N. Helfat, Esq., Otterburg, Steindler, Houston
                         & Rosen, P.C., at jhelfat@oshr.com;

                    (v) Christopher R. Donoho III, Esq., Stroock, Stroock & Lavan, LLP, at cdonoho@stroock.com;

                    (vi) Eric B. Amstutz,  Esq., Wyche Burgess Freeman & Parham,
                         P.A., at eamstutz@wyche.com;

                    (vii) William   F.   Nolan,   FTI   Consulting,   Inc.,   at
                         william.nolan@fticonsulting.com; and

                    (viii) Joseph  M.  Brower,  Brower  Soles & Smith & Co.,  at
                         jbrower@solesbrower.com.

(the "Service Parties") not later than 5:00 p.m. (ET) on December 11, 2006 (the "Overbid Deadline") and shall comply with the requirements set forth in the Overbidding Procedures for making such bid.

     L. The Debtors will only consider bids for the First Lot and/or the Second Lot and will not consider bids for a portion of the fixed assets comprising the First Lot and/or the Second Lot;

     M. The Initial Overbid Amount shall exceed the Purchase Price by six percent (6%) or shall exceed the portion of the Purchase Price attributable to the relevant Lot by six percent (6%), inclusive of the Breakup Fee, such that the Initial Overbid Amount will be a) $67,500 for the First Lot, b) $142,500.00 for the Second Lot, and c) $210,000.00 for both Lots.

     N. Thereafter, Overbids shall increase by a minimum Overbid Increment of $25,000.00 for the First Lot, $25,000.00 for the Second Lot, and $50,000.00 for both Lots.

     O. The Debtors shall have the right to reject any and all bids that they believe in their reasonable discretion, and after consultation with the Committee, do not conform with the Overbidding Procedures. The Buyer's bid as embodied in the APA is deemed to be a conforming bid.

     P. The Debtors may sell the Assets for Purchase by conducting an Auction in accordance with the Overbidding Procedures.

     Q. The Auction shall take place at 9:00 a.m. (ET) on December 13, 2006, or such later time as the Debtors shall notify the Buyer and all Qualified Bidders who have submitted a Qualified Bid in accordance with the Overbid Procedures and expressed their intent to participate in the Auction (the "Auction Date"), at the offices of Morris, Nichols, Arsht & Tunnell, LLP, 1201 North Market Street, Wilmington, Delaware 19801, or such other place as the Debtors shall notify Buyer and all Qualified Bidders who have submitted a Qualified Bid and expressed their intent to participate in the Auction.

     R. On December 15, 2006 at 11:00 a.m. (ET) or as soon thereafter as counsel may be heard, the Sale Hearing will be held before the Honorable Christopher S. Sontchi, United States Bankruptcy Judge, in the United States Bankruptcy Court for the District of Delaware, 824 Market Street, 5th Floor, Courtroom 6, Wilmington, Delaware 19801, to consider the entry of an order, inter alia, approving the Sale of the Assets for Purchase.

     S. The Sale Hearing may be adjourned, from time to time, without further notice to creditors or other parties-in-interest other than by announcement of said adjournment before this Court or on this Court's calendar on the date scheduled for said hearing.

     T. Following the Sale Hearing approving the sale of the Assets for Purchase to the Successful Bidder(s), if any such Successful Bidder fails to consummate an approved sale because of a breach or failure to perform on the part of such

Successful Bidder, the Next Highest Bid, if any, as disclosed at the Sale Hearing, will be deemed to be the Successful Bid and the Debtors will be authorized, but not required, to consummate the sale with the Qualified Bidder submitting the Next Highest Bid without further order of the Bankruptcy Court. In such case, the Successful Bidder's Good Faith Deposit shall be forfeited to the Debtors, and the Debtors specifically reserve the right to seek all available damages from the defaulting Successful Bidder.

     U. As provided by Bankruptcy Rules 6004(g) and 6006(d), this Order shall not be stayed for ten (10) days after the entry thereof and shall be effective and enforceable immediately upon its entry on this Court's docket.

     V. This Court shall retain jurisdiction over any matters related to or arising from the implementation of this Order.

Dated:    Wilmington, Delaware
          December 7, 2006          /s/ Christopher S. Sontchi
                   -                --------------------------------------------
                                    THE HONORABLE CHRISOPHER S. SONTCHI
                                    UNITED STATES BANKRUPTCY JUDGE

                                    EXHIBIT A


                            ASSET PURCHASE AGREEMENTS
                            -------------------------

                                    EXHIBIT B

                             OVERBIDDING PROCEDURES
                             ----------------------


     Within two (2) days after the entry of the Order (I) Approving Debtors' Stalking Horse Selection; (II) Approving Breakup Fee; (III) Approving Form and Manner of Notice; (IV) Scheduling a Hearing to Consider the Sale of Certain of the Debtors' Assets; and (V) Granting Related Relief (the "Stalking Horse Order"), the Debtors shall distribute a notice of the Auction, along with a copy of the Stalking Horse Agreement, to all other parties having submitted Initial Bids and any other parties who, in the Debtors' discretion, may be interested in participating in the Auction. During the overbidding period, the Debtors will consider any qualifying bids that are higher and better than Stalking Horse Bid (each, an "Overbid"). Ultimate approval of the Stalking Horse Agreements, if any, will be subject to the Debtors' consideration of qualified Overbids.

     The Debtors propose the following requirements for a Bidder to submit an "Overbid":

     a.   Bid Deadline and Requirements for Overbids

          An Overbid must be submitted on or before the Overbid Deadline, which is 5:00 p.m. (ET), on December 11, 2006, via electronic mail, to the following:

          (i) William H. Hardman, Jr., Delta Mills, Inc., and Delta Mills Marketing, Inc., at bill.hardman@deltamills.com;

          (ii) C. Richard Rayburn, Jr., Esq., Rayburn Cooper & Durham, P.A., at rrayburn@rcdlaw.net;

          (iii) Robert J. Dehney, Esq., Morris, Nichols, Arsht & Tunnell, LLP, at rdehney@mnat.com;

          (iv) Jonathan N. Helfat, Esq., Otterburg, Steindler, Houston & Rosen, P.C., at jhelfat@oshr.com;

          (v) Christopher R. Donoho III, Esq., Stroock, Stroock & Lavan, LLP, at cdonoho@stroock.com;

          (vi) Eric B. Amstutz, Esq., Wyche Burgess Freeman & Parham, P.A., at eamstutz@wyche.com;

          (vii) William    F.    Nolan,     FTI     Consulting,     Inc.,     at
               william.nolan@fticonsulting.com; and

          (viii)  Joseph   M.   Brower,   Brower   Soles  &  Smith  &  Co.,   at
               jbrower@solesbrower.com.

     b. Required Terms An Overbid must, at a minimum, comply with the following requirements:

          (i)  The Overbid must be received by the Overbid Deadline;

          (ii) The Overbid must clearly state the amount of cash consideration, in U.S. dollars, that the Bidder is prepared to pay for the First Lot and/or the Second Lot. Only cash consideration will be evaluated; the utilization of notes or other instruments to make up a portion of the consideration will be evaluated as providing zero value to the Debtors.

          (iii) The Initial Overbid Amount shall exceed the Purchase Price by six percent (6%) or shall exceed the portion of the Purchase Price attributable to the relevant Lot by six percent (6%), inclusive of the Breakup Fee, such that the Initial Overbid Amount will be a) $67,500 for the First Lot, b) $142,500.00 for the Second Lot, and c) $210,000.00 for both Lots.

          (iv) Thereafter,   Overbids  shall  increase  by  a  minimum   Overbid
               Increment of $25,000.00 for the First Lot, $25,000.00 for the Second Lot, and $50,000.00 for both Lots.

          (v) The Overbid must be in writing and include a copy of the relevant Stalking Horse Agreement as a form, marked-up to show any revisions required by the Qualified Party to consummate the Sale (a "Competing APA"), which Competing APA must be acceptable in form and substance to the Debtors, and whether the First Lot, Second Lot, or both Lots are proposed to be acquired thereunder, and otherwise be in compliance with the requirements of the Bankruptcy Code and applicable orders of this Court; THE DEBTORS WILL ONLY CONSIDER BIDS FOR THE FIRST LOT AND/OR THE SECOND LOT AND WILL NOT CONSIDER BIDS FOR A PORTION OF THE FIXED ASSETS COMPRISING THE FIRST LOT AND/OR THE SECOND LOT;

          (vi) The Overbid must be accompanied by copies of financial statements, letters of credit and/or any other documents or evidence reasonably satisfactory to the Debtors demonstrating the Bidder's ability to consummate the contemplated transaction, including future performance under the Assumed Contracts, if any;

          (vii) The Overbid must not be conditioned on a Bidder's ability to obtain financing;

          (viii) The Overbid must not be conditioned on the outcome of the due diligence by such Bidder;

          (ix) The Overbid must be accompanied by information and assurances satisfactory to the Debtors that the Bidder can obtain all required consents, approvals and licenses to fulfill the terms, conditions and obligations under any and all related agreements;

          (x) The Overbid must be accompanied by the provision of a certified or bank check, wire transfer, or letter of credit reasonably acceptable to the Debtors in the amount of at least 10% of the amount of the Overbid as a good faith deposit, to be held in escrow and credited to the closing payment if the Bidder is ultimately determined to be the Successful Bidder or to be returned to the bidder otherwise (a "Good Faith Deposit");

          (xi) The Overbid must state that it has been approved (subject to stated conditions) by any, and all, governing bodies or investors (e.g., board of directors or minority partners);

          (xii) The Overbid must state that it is made by the principals of the Bidder, and not by any person acting as agent for another, whether the principals are disclosed or undisclosed; however, a Bidder may appoint a representative to act on its behalf in connection with the Overbid; and

          (xiii) Except as otherwise provided with respect to the Stalking Horse Bidder or as otherwise ordered by the Bankruptcy Court, no Bidder shall be entitled to reimbursement of its costs, expenses or professional fees incurred in connection with the Sale and competitive bidding process for the Assets, including formulation and submission of any bid or any due diligence efforts.

     The Debtors and their advisors, in consultation with the Committee, will evaluate the Overbids submitted and determine whether to deem any such Overbid a "Qualified Bid" and invite the Bidder to participate in the Auction. Overbids will be evaluated on the basis of (i) the indicated purchase price, (ii) the Bidder's financial capacity to consummate a transaction if selected as the Successful Bid, (iii) the extent and type of requested changes to the relevant Stalking Horse Agreement, (iv) the Bidder's ability to expeditiously consummate the transaction if selected as a Successful Bid, and (v) other factors deemed appropriate by the Debtors' discretion , in consultation with the Committee. The Debtors will select those Overbids that they consider to be Qualified Bids on or before the commencement of the Auction, provided, however, that the Debtors, in consultation with the Committee, reserve the right to select such Qualified Bids at an earlier date or to reject any Overbid as insufficient, and further provided, however, that, if no other Qualified Bid is received (other than that of the Stalking Horse Bidder), the Debtors shall have no obligation to conduct an Auction.

     In the event Qualified Bids are received, an auction (the "Auction") of the Debtors' assets will be held on December 13, at 9:00 a.m. (ET) at the offices of Morris Nichols Arsht & Tunnell LLP, 1201 North Market Street, Wilmington, Delaware 19801, or such other location determined by the Debtors, at which Auction the Debtors, in consultation with the Committee, may select the highest and best Qualified Bid for the First Lot and/or the Second Lot as a Successful Bid. ALL SALE(S) SHALL BE SUBJECT TO THE APPROVAL OF THE BANKRUPTCY COURT.

     Only the Stalking Horse Bidder(s), parties who submit Qualified Bids prior to the Overbid Deadline, representatives of the Committee, representatives of GMAC, the Debtors, and the professionals of the foregoing shall be entitled to attend and be heard at the Auction. In order to bid at the Auction, all Qualified Parties must be physically present at the Auction, unless otherwise agreed in writing by the Debtors.

     During the Auction, bidding shall (i) begin with the Qualified Bid of the Stalking Horse Bidder; (ii) continue with the first overbid increment set over and above the Purchase Price, or the portion of the Purchase Price attributable to the First Lot or Second Lot as applicable, plus the minimum Overbid Amount for the applicable Lot or Lots, plus the Breakup Fee, and (iii) continue thereafter in minimum increments higher than or equal to the minimum Overbid Amount for the applicable Lot or Lots.

     Notwithstanding the foregoing, the Debtors, in consultation with the Committee, shall be permitted, in their sole discretion, to conduct the Auction in any manner they deem proper in their business judgment.

     Unless otherwise agreed to by the Debtors, in their discretion, all participants will be permitted equal time, to be determined by the Debtors in consultation with the Committee, in which to respond to the previous bid at the Auction and, at the expiration of such time (unless extended), the Auction shall conclude.

     Prior to concluding the Auction, the Debtors shall (i) review each bid, if any, on the basis of its financial and contractual terms and the factors relevant to the sale process and the best interest of the Debtors' stakeholders, including, without limitation, those factors affecting the speed and certainty of consummating a sale transaction(s) and (ii) in consultation with the Committee, determine and identify the highest or best bid (defined previously as the "Successful Bid") and the next highest or otherwise best offer, if any, after the Successful Bid (the "Next Highest Bid"). Any bid submitted after the conclusion of the Auction shall not be considered for any purpose. There may be more than one Successful Bidder for the First Lot and the Second Lot but only one Successful Bidder for any particular Lot.

     Immediately prior to the adjournment of the Auction, the bidder or bidders making the Successful Bid or Bids (previously defined as the "Successful

Bidder(s)"), if any, shall complete and sign all agreement(s), contract(s), instrument(s) or other document(s) evidencing and containing the terms and conditions upon which such bid was made, if it has not already done so.

     The Debtors, in consultation with the Committee, reserve the right to reject at any time prior to the entry of an order of the Bankruptcy Court approving a sale or sales of the Assets, any offer which the Debtors deems to be
(i) inadequate or insufficient, (ii) not in conformity with the requirements of the Bankruptcy Code, the Bankruptcy Rules, the Local Rules of Bankruptcy Practice and Procedure of the United States Bankruptcy Court for the District of Delaware, or the terms and conditions of the Sale set forth herein, or (iii) contrary to the best interests of the Debtors, their estates, and their creditors. The Debtors will have no obligation to accept or submit for Bankruptcy Court approval any offer presented prior to or at the Auction.

The Sale Hearing
----------------

     (A) The hearing on the approval of the Sale or Sales (the "Sale Hearing") to the Successful Bidder(s) shall be conducted by the Bankruptcy Court on December 15, 2006 at 11:00 a.m. (ET) or at such earlier time as the Bankruptcy Court permits.

     (B) Subject to Bankruptcy Court approval following the Auction, the Successful Bidder(s) shall purchase the Assets, free and clear of all liens, claims and encumbrances, pursuant to the Motion and the corresponding order of the Court approving the Motion (having purchased the Assets, the "Purchaser").

     (C) Following the Sale Hearing approving the sale or sales of the Assets to the Successful Bidder(s), if a Successful Bidder fails to consummate an approved Sale because of a breach or failure to perform on the part of such Successful Bidder, the next highest or otherwise best Qualified Bid, as disclosed at the Sale Hearing, will be deemed to be the Successful Bid and the Debtors will be authorized, but not required, to consummate the Sale with the Qualified Bidder submitting such bid without further order of the Bankruptcy Court. In such case, the Successful Bidder's Good Faith Deposit shall be forfeited to the Debtors, and the Debtors specifically reserve the right to seek all available damages from the defaulting Successful Bidder.

     (D) Any Sale of the Assets shall be without representation or warranties of any kind, nature or description by the Debtors, their agents or their estates, except as provided in the purchase agreement between the Debtors and the Purchaser. All of the Assets shall be transferred "as is." THE DEBTORS EXPRESSLY DISCLAIM ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE NATURE, QUALITY, VALUE OR CONDITION OF ANY ASSET.

Bid Protections
---------------

     If the Stalking Horse Bidder is not the Successful Bidder at the Auction or in such other circumstances as more specifically set forth in the APA, the Debtors shall pay to such Stalking Horse Bidder a bid protection (the "Bid

Protection") in an agreed amount of three percent (3%) of the cash portion of its Qualified Bid, or $105,000.00, as applicable and as allocated between the First Lot and the Second Lot by the APA.

Procedures Governing Good Faith Deposits
----------------------------------------

     (A) All Good Faith Deposits shall be subject to the jurisdiction of the Bankruptcy Court and shall be returned by the Debtors as soon as reasonably practicable after the closing of the Sale; provided, however, that if a Successful Bidder fails to consummate an approved Sale because of a breach or failure to perform on the part of such Successful Bidder, such Successful Bidder's Good Faith Deposit shall be forfeited to the Debtors, and the Debtors specifically reserve the right to seek all available damages from the defaulting Successful Bidder.

     (B) All Good Faith Deposits shall be held, subject to the provisions of the Sale Procedures Order and these Bidding Procedures, by counsel for the Debtors or, in the Debtors' discretion, by a third-party escrow agent (either, a "Custodian") in a segregated non-interest bearing bank account. In the event of a dispute concerning the Debtors' right to retain any Good Faith Deposit, the Custodian shall have no liability to any bidder for the failure to return such Good Faith Deposit to the bidder, and the bidder's sole remedy shall be to seek relief from the Bankruptcy Court to compel the return of the Good Faith Deposit; provided, however, that nothing in the Sale Procedures Order or these Bidding Procedures shall waive, release or restrict any right or remedy of any person arising from the wrongful disbursement or loss of any Good Faith Deposit.


No Expense Reimbursement
------------------------

     Except as otherwise provided with respect to a Stalking Horse Bidder or as otherwise ordered by the Bankruptcy Court, no bidder shall be entitled to reimbursement of its costs, expenses or professional fees incurred in connection with the Sale and competitive bidding process for the Assets, including formulation and submission of any bid or any due diligence efforts.


Reservation of Rights
---------------------

     The Debtors reserve their rights to: (i) impose at or before the Auction such other and additional terms and conditions as may be in the interest of the Debtors, their estates and creditors (so long as such terms are not materially inconsistent with the terms of the Sale Procedures Order or the Stalking Horse Order); (ii) extend the deadlines set forth in the Sale Procedures Order, the Stalking Horse Order, and/or these Bidding Procedures; (iii) adjourn the Auction at or before the Auction; (iv) adjourn the Sale Hearing without further notice by making an announcement in open Court or by the filing of a hearing agenda pursuant to Bankr. D. Del. L.R. 9029-3; and (v) withdraw from the Auction any or all of the Assets at any time prior to or during the Auction or cancel the Auction.

                                    EXHIBIT C

                              STALKING HORSE NOTICE
                              ---------------------